UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2015

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2015 annual meeting of shareholders (the “Annual Meeting”) on December 8, 2015. At the Annual Meeting, there were 48,600,860 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on three proposals: (1) the election of two directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016, and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal #1 – Election of Directors. The shareholders elected two nominees, Andrew Graves and Alan Siegel, as Class C directors to hold office until the 2018 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Andrew Graves	45,160,768	542,089	2,898,003
Alan Siegel	44,948,544	754,313	2,898,003

The Class A directors are Jan H. Suwinski, J. Allen Kosowsky, and Wilson Jones; their terms expire at the 2017 annual meeting of shareholders. The Class B directors are Peter B. Orthwein, James L. Ziemer, and Robert W. Martin; their terms expire at the 2016 annual meeting of shareholders.

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016, by the following vote:

For	Against	Abstentions	Broker Non-Votes
47,095,481	1,501,906	3,473	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
44,845,856	794,492	62,509	2,898,003

Item 8.01	Other Events.

On December 8, 2015, the Board of Directors (the "Board") of the Company declared a regular cash dividend of $0.30 per share of common stock, payable on January 7, 2016, to shareholders of record at the close of business on December 22, 2015.

A copy of the Company’s press release announcing the regular dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the Company’s press release announcing the results of voting is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated December 8, 2015, issued by the Company
99.2	Copy of press release, dated December 9, 2015, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: December 9, 2015	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel, and Secretary